UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2013

CLUBCORP CLUB OPERATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-173127	27-3894784
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by ClubCorp Club Operations, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other events.

ClubCorp Holdings, Inc. (“Parent”), the indirect parent company of the Company, issued a press release on July 9, 2013 announcing that it has previously submitted a draft registration statement on Form S-1 on a confidential basis with the Securities and Exchange Commission for a proposed initial public offering of its common stock (the “Offering”). Parent intends to use the net proceeds it receives from the Offering to reduce a portion of outstanding indebtedness and for other general corporate purposes. A copy of Parent's press release is attached hereto as Exhibit 99.1.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K (this “Current Report”) shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Cautionary Note Regarding Forward-Looking Statements

All statements (other than statements of historical facts) included in this Current Report regarding the Offering and the proposed use of proceeds from the Offering may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot provide any assurance that these expectations will prove to be correct. These forward-looking statements speak only as of the date of this Current Report. We do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless the securities laws require us to do so.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1
Press release, dated July 9, 2013, of ClubCorp Holdings, Inc. entitled “ClubCorp Holdings, Inc. Announces Confidential Submission of Draft Registration Statement for Initial Public Offering to Securities and Exchange Commission.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2013	CLUBCORP CLUB OPERATIONS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Press release, dated July 9, 2013, of ClubCorp Holdings, Inc. entitled “ClubCorp Holdings, Inc. Announces Confidential Submission of Draft Registration Statement for Initial Public Offering to Securities and Exchange Commission.”